[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

Exhibit 10.1

SECOND AMENDMENT TO FINANCING AGREEMENT

This SECOND AMENDMENT TO FINANCING AGREEMENT (this “Amendment”), dated as of June 5, 2025, is entered into among FIBROGEN, INC., a Delaware corporation (the “Borrower”), the lenders party hereto constituting Required Lenders under the Financing Agreement (the “Lenders”), and Wilmington Trust, National Association, as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS

The Borrower, the Guarantors party thereto, the lenders from time to time party thereto, and the Agent are parties to that certain Financing Agreement, dated as of April 29, 2023 (as amended by the First Amendment to Financing Agreement dated as of May 8, 2025 and as otherwise amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Financing Agreement”; capitalized terms used herein and not defined shall have the meanings ascribed to them in the Financing Agreement or the Financing Agreement as amended hereby (the “Amended Financing Agreement”), as applicable). The Borrower has requested that Agent and the Required Lenders make certain changes to the Financing Agreement. The Agent and the Required Lenders have agreed to such requests, subject to the terms and conditions set forth herein.

Accordingly, in consideration of the premises and the mutual agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Financing Agreement. Effective as of the Second Amendment Effective Date (as defined below), the Financing Agreement is hereby amended as follows:

(a) Section 6.8 of the Financing Agreement is hereby amended and restated, in its entirety, as follows:

Section 6.8 Minimum Qualified Cash. The Loan Parties shall not permit the aggregate amount of Qualified Cash in Deposit Accounts or Securities Accounts located in the United States as of each Interest Payment Date (after giving pro forma effect to the interest payment due and payable on such date) to be less than $22,500,000.

(b) Footnote 2 to Annex A to Exhibit B of the Financing Agreement is hereby amended and restated, in its entirety, as follows:

Qualified Cash located in the United States as of the Interest Payment Date (after giving pro forma effect to the interest payment due and payable on such date) to not be less than $22,500,000.

SECTION 2. Conditions Precedent. This Amendment shall become effective upon Agent’s receipt of a copy of this Amendment duly executed by the Borrower, the Agent and the Required Lenders (the date of effectiveness, the “Second Amendment Effective Date”).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

SECTION 3. Reference to and Effect on the Financing Agreement and the Other Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference in the Financing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Financing Agreement, and each reference in the other Loan Documents to “the Financing Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Financing Agreement, shall mean and be a reference to the Amended Financing Agreement.

(b) Except as specifically amended herein, the Financing Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Financing Agreement or any other Loan Documents, constitute a waiver of any provision of the Financing Agreement or any other Loan Documents, or serve to effect a novation of the Obligations.

SECTION 4. Execution in Counterparts; Integration. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment electronically shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment, together with the other Loan Documents, represents the entire agreement of the Borrower, the Lenders and the Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 4. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

SECTION 5. Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 6. Incorporation by Reference. The terms and provisions of Sections 10.17 (“CONSENT TO JURISDICTION”) and 10.18 (“WAIVER OF JURY TRIAL”) of the Financing Agreement are hereby incorporated herein by reference, mutatis mutandis, with the same force and effect as if fully set forth herein, and the parties hereto agree to such terms. This Amendment constitutes a “Loan Document” under and as defined in the Financing Agreement and is subject to the terms and provisions therein regarding Loan Documents.

SECTION 7. Required Lender Authorization. By its execution hereof, each of the undersigned Lenders hereby authorizes and directs the Agent to execute and deliver this Amendment on the date hereof.

[SIGNATURE PAGES FOLLOW]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date hereof.

FIBROGEN, INC.,
as Borrower
By:	/s/ [*]
Name: [*]
Title: [*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Agent
By:	/s/ [*]
Name: [*]
Title: [*]

[Signature Page to Second Amendment]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

NHTV Fairview Holding LLC,
as Lender
By:	North Haven Tactical Value Fund LP, its sole member
By:	MS Tactical Value Fund GP LP, its general partner
By:	MS Tactical Value Fund GP Inc., its general partner
By:	/s/ [*]
Name: [*]
Title: [*]

NHTV II Fairview Holding LLC,
as Lender
By:	NHTV II Onshore Aggregator LP, its sole member
By:	MS Tactical Value Fund II GP LP, its general partner
By:	MS Tactical Value Fund II GP Inc., its general partner
By:	/s/ [*]
Name: [*]
Title: [*]

[Signature Page to Second Amendment]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

MSTV Fund II ESC Fairview Holding LLC,
as Lender
By:	MSTV Fund II Employees Investments LP, its sole member
By:	MS Tactical Value Fund II GP LP, its general partner
By:	MS Tactical Value Fund II GP Inc., its general partner
By:	/s/ [*]
Name: [*]
Title: [*]

[Signature Page to Second Amendment]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.